COMPOSITE NORTHWEST 50 FUND, INC.

                       SUPPLEMENT DATED DECEMBER 18, 1995
                   TO THE PROSPECTUS DATED FEBRUARY 28, 1995

               Composite Northwest 50 Fund, Inc. has been renamed Composite Northwest Fund, Inc. and the method of achieving its fundamental investment objective has been changed to allow investments to be selected without considering the Northwest 50 (R) Index.

               The Fund's objective is long-term growth of capital. All common stocks will be selected from companies, including real estate investment trusts, located or doing business in the Northwest. In addition, at least 65% of its total assets will be invested in companies whose principal executive offices are located in the Northwest.